UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-22 under the Exchange Act (17 CFR 240.14A-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2025, a member of the Company’s Board of Directors converted $835,900, representing the full principal balance plus accrued and unpaid interest from 2020, under his Subordinated Convertible Balloon Promissory Note issued by SKYX Platforms Corp. (the “Company”) on November 3, 2020 (the “Note”) into shares of the Company’s common stock.

On December 30, 2025, the Company and the holder entered into an amendment to the Note (the “Note Amendment”), extending the maturity date to May 1, 2027, increasing the interest rate to ten percent (10%) per year, and adjusting the conversion price to $2.20 per share. The Note Amendment is effective as of the original maturity date of the Note. No other terms of the Note were changed.

The foregoing summary of the Note Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Note Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth under Item 1.01 of this Current Report are incorporated by reference in this Item 3.02. The issuance of the Note and the shares of common stock upon conversion of the Note was deemed to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act, including Regulation D and Rule 506 promulgated thereunder, as transactions by the Company not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Subordinated Convertible Balloon Promissory Note, dated December 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: January 2, 2026	By:	/s/ Leonard J. Sokolow
	Name:	Leonard J. Sokolow
	Title:	Chief Executive Officer